CERTIFICATE OF DESIGNATION, PREFERENCES
AND RIGHTS OF SERIES B
CONVERTIBLE PREFERRED STOCK
OF
ECO VENTURES GROUP, INC.

Eco Ventures Group, Inc. (the “Corporation”), a corporation organized and existing under the laws of the state of Nevada (the “Law”), does hereby certify that the pursuant to the Certificate of Incorporation of the Corporation, as amended, and in accordance with the Law, its Board of Directors has adopted the following resolution creating a series of its Preferred Stock, par value $0.001 per share, designated as Series B Convertible Preferred Stock:

RESOLVED, that a series of the class of authorized Preferred Stock of the Corporation by hereby created and that the designation and the amount thereof and the voting powers, preferences, and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitation, and restrictions thereof are as follows:

Section 1. Designation and Amount. The shares of such series shall be designated as Series B Cumulative Convertible Preferred Stock (the “Series B Preferred Stock”), par value $0.001 per share, and the number of shares constituting such series shall be 6,120,800 and the stated value of the Series B Preferred Stock shall be $2.50 per share (the “Series B Issue Price”).

Section 2. Voting. The Series B Preferred Stock shall have the following voting rights:

(A)
The Corporation shall not, without the affirmative consent of the holders of seventy-five percent of the Series B Preferred Stock, in any manner alter or change the designations, or the powers, preferences, rights, qualifications, limitations, or restrictions or increase the number of authorized shares of the Series B Preferred Stock in any manner.

(B)	Except as provided in Section 2(C) below, the holders of the Series B Preferred Stock shall not have any right to vote their Series B Preferred Stock in any manner.

(C)
Notwithstanding the provision of paragraph (B) above, on all matters coming before the holders of preferred stock of the Corporation, as a class, or coming before the holders of the Series B Preferred Stock of the Corporation, as a class, the holders of the Series B Preferred Stock shall have the right to vote their Series B Preferred Stock with each such share of stock being entitled to one (1) vote on any or all such matters.

Section 3. Dividends.

(A)
In each year the holders of the Series B Preferred Stock shall be entitled to receive when an as declared by the Board of Directors of the Corporation, out of funds legally available for that purpose, an annual dividend in an amount equal to Eight percent (8%) per annum (that is, $.20 per share on an annual basis) payable monthly (the “Dividend Payment Date”), plus a pro-rated Bonus Dividend equal to the amount of the Bonus Dividend Pool on each Dividend Payment Date divided by the number of Shares of Series B Preferred Stock issued and outstanding on each Dividend Payment Date.  The Bonus Dividend Pool shall consist of Twenty percent (20%) of the Company’s adjusted gross revenue for each fiscal year preceding the Dividend Payment Date until such time as the Company has paid a total of $2.50 in dividends per share, after which time the Bonus Dividend Pool shall consist of Five percent (20%) of the Company’s adjusted gross revenue for one (1) additional fiscal year.  Adjusted gross revenue is defined as gross revenue less license fees, royalties, and mining expenses, and which are attributable to business operations financed by the proceeds of the sales of Series B Preferred Stock.

(B)
In the case of the original issuance of shares of the Series B Preferred Stock, dividends shall begin to accrue and be cumulative from October 1, 2011. In the case of share of Series B Preferred Stock issued after October 1, 2011, but prior to any Dividend Payment Date, dividends shall begin to accrue and be cumulative from the date of issue to the next Dividend Payment Date; provided, however, that if dividends are not paid on any such Dividend Payment Date, then dividends shall accrue and be cumulative from the Dividend Payment Date to the date such dividends have been paid. Dividends paid on shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated on a pro-rata on a share-by-share basis among all such Series B Preferred shares outstanding at the time. The Board of Directors may fix a record date for the determination of holders of the Series B Preferred Stock entitled to receive payment of a dividend declared thereon, which record date shall be no more than sixty days prior to the date fixed for the payment thereof.

(C)
Whenever dividends payable on the Series B Preferred Stock as provided in this Section 3 are in arrears, thereafter and until dividends, including all accrued dividends, on shares of the Series B Preferred Stock outstanding shall have been paid in full or declared and set apart for payment, the Corporation shall not (i) pay dividends on any common stock of the Corporation, or (ii) purchase or otherwise acquire for consideration any share of Series B Preferred Stock, unless required or as otherwise provided in Section 4.

Section 4. Redemption by Corporation. The Corporation may redeem shares of its Series B Preferred Stock pursuant to the following provisions:

(A)
The Corporation may, at any time and from time to time, after total dividends paid per share equal at least $2.50, redeem all or a portion of the then outstanding shares of the Series B Preferred Stock at the stated value thereof (namely $2.50 per share) plus accrued and unpaid dividends thereon (cumulatively the “Redemption Amount”) by either (i) a check to the Redemption Amount or (ii) such number of shares of common stock of the Corporation as determined by dividing the “market value” as calculated pursuant to Section 8 hereof of such common stock as of the date set by the Corporation for such redemption, into the Redemption Amount.

(B)
Notice any redemption of the Series B Preferred Stock shall be mailed at least thirty, but no more than sixty days prior to the date fixed for redemption to each holder of the Series B Preferred Stock to be redeemed, at such holder’s address as it appears on the books of the Corporation. In order to facilitate the redemption of the Series B Preferred Stock, the Board of Directors may fix a record date for the determination of the holders of the Series B Preferred Stock to be redeemed, or may cause the transfer book of the Corporation to be closed for the transfer of the Series B Preferred Stock, not more than sixty days prior to the date fixed for such redemption.

(C)
Upon any notice of redemption being sent to the holders of the Series B Preferred Stock, notwithstanding that any certificates for such share shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, the rights to receive dividends thereon shall cease to accrue from and after the date of redemption designated in the notice of redemption and all rights of the holders of the shares or Series B Preferred Stock called for redemption shall cease and terminate, except on the right to receive the redemption price thereof.

(D)
No fractional shares of common stock shall be issued upon redemption of any Series B Preferred Stock. Instead any fractional share of common stock which would otherwise be issuable upon redemption of any Series B Preferred Stock (or specified portions thereof), shall be rounded up to the next whole number of shares of common stock.

(E)
In the case of any certificated of Series B Preferred Stock which is redeemed on part only, upon such redemption of the Corporation shall execute and deliver, at the expense of the Corporation, a new certificate or certificates of Series B Preferred Stock in an amount equal to those shares of Series B Preferred Stock which have not been redeemed by the Corporation.

Section 5. Reacquired Shares. Any shares of Series B Preferred Stock redeemed, converted, or purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions or restrictions on issuances set forth in the Corporation’s Certificate of Incorporation.

Section 6. Liquidation Dissolution or Winding Up. Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, then the holders of the Series A Preferred Stock shall not be entitled to receive any amounts with respect to their shares of Series A Preferred Stock until payment in full has been made to the holders of the Corporation’s Series B Preferred Stock of amounts which such holders may be entitled to receive upon liquidation. After such payments have been made in full to the Holders of the Corporation’s Series B Preferred Stock and prior to any payments upon liquidation being made to the holders of the common stock of the Corporation, the holders of the Series B Preferred Stock shall be entitled to receive an amount per share equal to $2.50 (the “Series B Liquidation Amount”). The Series B Liquidation Amount shall be paid pari-passu with any payments upon liquidation to holders of any other class preferred stock of the Corporation. If the assets of the Corporation are insufficient to pay to the holders of the Series B Preferred Stock the full amount of the Series B Liquidation Amount to which they shall be entitled, then any amounts to be distributed to the holders of the Series B Preferred Stock shall be distributed pro rata to such holders.

Section 7. Conversion.

(A)	Right to Convert.

(i)
Subsequent to one (1) year from the date of issuance, each share of Series B Preferred Stock shall be convertible at the option of the holder thereof (except as prohibited by law), in full or in part, at the office of the Corporation or any transfer agent for such shares, into one point nine two (1.92) shares of fully paid and nonassessable shares of common stock of the Corporation provided.  The full conversion of the 6,120,800 Series B Preferred Stock into common stock will equal 11,760,000 common shares.

(ii)	Upon conversion of any shares of the Series B Preferred Stock, that portion so converted shall result in satisfaction and redemption of such Series B Preferred Stock so converted.

(B)	Manner of Exercising Conversion Privilege.

(i)
In order to exercise the conversion privilege, the holder of any shares of the Series B Preferred Stock to be converted shall surrender the certificated representing such Series B Preferred Stock at the principle office of the Corporation, accompanied by written notice to the Corporation, that the holder elects to convert such Series B Preferred Stock or, if less that the entire amount of shares represented by such certificate, the portion thereof to be converted. Such notice shall also state the name or names in which the certificate or certificates for common stock issuable on such conversion are to be issued. Except as otherwise provided in this Section, no payment or adjustment shall be made on account of any dividends on the common stock issued upon conversion.

(ii)
The Series B Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the date of acceptance of such Series B Preferred Stock for conversion in accordance with the foregoing provisions and at such time the rights of the holders on the converted portion shall cease and the persons entitled to receive the common stock issuable upon  conversion shall be treated for all purposes as the record holders of such common stock at such times; provided, however,  that any such surrender on any date when the stock transfer books of the Corporation shall be closed, the person or persons in whose name or names the certificate or certificates for such shares are to be issued shall be considered as the record holder or holders thereof for all purposes as of the opening of business on the next succeeding day on which such stock transfer books are open, and the Series B Preferred Stock surrendered shall not be deemed to have been converted, in whole or in part, as the case may be, until the date such stock transfer books are open for the purpose of determining whether any dividends are payable thereon, and on such conversion date the Corporation shall issue and shall deliver at said agency or office, a certificate or certificates for the number of full shares of common stock issuable upon conversion.

(iii)
In the case of any certificates of Series B Preferred Stock which is converted in part only, upon such conversion the Corporation shall execute and deliver to or upon the written order of the holder thereof, at the expense of the Corporation, a new certificate or certificates of Series B Preferred Stock in an amount equal to the unconverted portion of such certificates of the Series B Preferred Stock.

(iv)
No fractional shares of common stock of the Corporation shall be issued upon conversion of any Series B Preferred Stock. Instead any fractional share of common stock which would otherwise be issuable upon conversion of any Series B Preferred Stock (or specified portions thereof), shall be rounded up to the next whole number of shares of common stock.

(C)	Conversion Price Adjustments. The Series B Conversion Price shall be subject to limitations and adjustments form time to time as follows:

(i)
In case the Corporation shall (a) pay a dividend or make a distribution on its common stock in shares of common stock, (b) subdivide its outstanding shares of common stock into a great number of shares, (c) combine its outstanding shares of common stock into a smaller number of shares, or (d) issue by reclassification of its common stock any shares of capital stock of the Corporation, then in each case the Series B  Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any share of Series B Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of common stock or other capital stock of the Corporation which he, she or it would have owned or been entities to receive immediately following such action had such share been converted immediately prior to the occurrence of such event.  An adjustment made pursuant to this subsection shall become effective immediately after the record date, in the case of dividend or distribution, or immediately after the effective date, in the case of a subdivision, combination or reclassification.

(ii)
In the case the Corporation shall issue to all holders of its outstanding shares of common stock rights or warrants (exclusive of any rights or warrants issued or granted for all such holders solely as consideration for the guaranty of indebtedness of the Corporation and not as a dividend or other similar distribution to such holders) entitling them to subscribe for or purchase shares of common stock at a per share less than the Series B Conversion Price per share of common stock, then the Series B Conversion Price in effect immediately prior thereto shall be adjusted so that it equals the price determined by dividing (a) the sum of (1) the product derived by multiplying the Series B Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by the number of share of common stock outstanding immediately prior to such issuance (including the number of shares of common stock issuable upon exercise or conversion of options, warrants, and other securities convertible into shares of common stock), outstanding after the issuance of such common stock rights or warrants.  Such adjustment shall be made successively whenever any rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants; provided, however, in the event that all the shares of common stock offered for subscription or purchase are not delivered upon the exercise of such rights or warrants, upon the expiration of such rights or warrants the Series B Conversion Price shall be readjusted to the Series B  Conversion Price which would have been in effect had the numerator and the denominator of the foregoing fraction and the resulting adjustment been made based upon the number of shares of common stock actually delivered upon the exercise of such rights or warrants rather than upon the number of shares of common stock offered for subscription or purchase.  In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of common stock at less than the Series B Conversion Price, and in determining the aggregate offering price of such shares of common stock, there shall be taken into account any consideration received by the Corporation for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors (whose determination shall be described in the notice of adjustment of Series B  Conversion Price given as herein provided).

“Effective Price” means the sum of (a) the total consideration, if any, received by the Corporation for the issuance of such rights or warrants, plus (b) the minimum consideration, if any, payable to the Corporation upon exercise or conversion of such rights or warrants, plus (c) the minimum consideration, if any payable to the Corporation upon exercise of any other rights or warrants issuable upon exercise or conversion such rights or warrants.

(D)
Reservation or Shares.  The Corporation shall at all times reserve and keep available, free from pre-emptive rights, out of the its authorized but unissued shares of common stock, solely for the purpose of effecting the conversion of the shares of Series B Preferred Stock, such number of its shares of common stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock; and if at any time the number of authorized but unissued shares of common stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, the Corporation shall lake such corporation action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purpose.

    Section 8. Market Price, Merger or Consolidation

(A)
For the purpose of any computation under Section 4, the “market price” per share of common stock on any date shall be deemed to be the average of the daily closing prices for 30 consecutive trading days before the day in question.  The closing price for each day shall be the average of the closing bid and ask prices as reported by the NASD OTCBB.

(B)
In Case of any consolidations or merger of the Corporation with, or merger of the Corporation into, any other corporation (other than consolidation or merger in which the Corporation is the continuing corporation), or in the case of any sale or transfer of all or the corporation into which the Corporation shall have been merged or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to holders of all outstanding shares of Series B Preferred Stock written evidence stating that the holder of all outstanding shares of Series B Preferred Stock shall have the right thereafter to convert such shares of Series B Preferred Stock into the kind of amount of shares of stock and other securities and property which are receivable or which, but for the failure to distribute to the holders of common stock all or substantially all of the consideration receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of common stock into which such shares of Series B Preferred Stock might have been converted immediately prior to such sale or transfer.  Such written to the adjustments provide for in this Section.  The provisions of this Section 8(B) shall similarly apply to successive consolidations, merger, sales or transfers.

(C)
For purposes of redemption of the Series B Preferred Stock under Section 4 or conversion of the Series B Preferred Stock under Section 7, the provisions of Section 2(A) shall not be applicable and the Corporation shall have the right to modify, in any manner, without the approval of the holders of the Series B Preferred Stock, such of the powers, preferences, qualifications, limitations and restrictions as well as the number of authorized shares of the Series B Preferred Stock, as my be appropriate to accomplish the said merger and/or consolidation.  The provisions of this Section 8(C) shall similarly apply to successive consolidation, mergers, sales or transfer.

Section 9. Notice of Certain Corporate Action.

(A)	In the event that any of the following shall occur, the holders of all Series B Preferred Stock shall have the right to receive notice as provided in this Section 9.

(i)	the Corporation shall declare a dividend (or an other distribution) on its common stock payable otherwise than in cash;

(ii)	the Corporation shall authorize the granting to holders of its common stock, the right to subscribe for or purchase any shares of capital stock of any class or any rights;

(iii)
any capital reorganization or any reclassification of the common stock of the Corporation (other than a subdivision or combination of its outstanding shares of common stock), or any consolidation or merger to which the Corporation is a party and to which approval of any stockholder of the Corporation is required, or any sale or transfer of substantially all of the assets of the Corporation; or

(iv)	the voluntary or involuntary dissolution, liquidation, or winding of the Corporation.

(B)
In the event notice must be given, the Corporation shall cause the same to be delivered to the holders of all Series B Preferred Stock at least 20 days (or 10 days in any case specified in clause (i) or (ii) above) prior to the applicable date hereinafter specified, a notice starting (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or, if a record is not to be taken, the date as of which the holder of common stock of record to be entitled to such dividend, distribution or rights is to be determined, or (y) the date on which such reorganization, reclassification, consolidation, merger, sale transfer, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders or common stock of record shall be entitled to exchange their shares of common stock for the securities or other property deliverable upon such reclassification, consolidation, merger, sale transfer, dissolution, liquidation or winding up.

Section 10. Taxes on Redemption or Conversion.

The Corporation shall pay any and all documentary stamp, issue or transfer taxes, and any similar taxes payable in respect of the issue or delivery of shares of common stock upon conversion or redemptions of shares of Series B Preferred Stock pursuant hereto; provided, however, that the corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of common stock in name other than that of the holder of the shares of Series B Preferred Stock to be converted redeemed and no such issue or delivery shall be made unless and until the person or persons requesting such issue or delivery has paid to the corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

IN WITNESS WHEREOF, said Eco Ventures Group, Inc. has cause this Certificate of Designation, Preferences and Rights of Series B Preferred Stock to be duly executed by its Chief Executive Officer and caused its corporate seal to be affixed thereof on September 13, 2011.

By:

Randall Lanham
Chief Executive Officer